SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 28, 2000



                                  MARKETU INC.
             (Exact name of Registrant as specified in its charter)



      Nevada                           0-29067                   98-0173359
------------------               ------------------            -------------
(State or other jurisdiction    (Commission File No.)          (IRS Employer
of incorporation)                                            Identification No.)


                                33163-2nd Avenue
                            Mission, British Columbia
                                 Canada V2V 6T8
          (Address of principal executive offices, including Zip Code)


               Registrant's telephone number, including area code:

                          NORTH AMERICAN RESORT & GOLF
         (Former name or former address if changed since last report.)

Item 1.  Changes in Control of Registrant

      On April 28, 2000 the Company acquired all of the issued and outstanding shares of Home Finders Realty Ltd and Most Referred Real Estate Agents, Inc. (collectively doing business as Home Finders Realty) in exchange for 4,500,000 shares of the Company's Series A Preferred stock and preferred shares in a wholly owned subsidiary of the Company which was formed for the sole purpose of facilitating the acquisition of Home Finders Realty. Each share of the Company's Series A Preferred stock is entitled to one vote on all matters submitted to a vote of the Company's shareholders. The Series A Preferred shares are not entitled to any dividends or any distributions upon the liquidation of the Company. The preferred shares of the Company and the Company's subsidiary may be exchanged for 4,500,000 shares of the Company's common stock.

      Home Finders Realty has a service which allows real estate professionals and the general public to quickly and efficiently find quality customer service oriented Realtors in North American cities within a few minutes. This service is available through AMRR.COM or CMRR.COM websites, or by phoning a 1-800-414-5655 hotline. Mortgage brokers, home inspectors, appraisers, title companies and attorneys can also be located with the same service.

      Attached to this amended 8-K report are the financial statements listed in
Item 7.

Item 2.  Acquisition or Disposition of Assets

      See Item 1.

Item 5.  Other Events

      On June 27, 2000 the shareholders of the Company adopted a resolution changing the Company's name to "MarketU Inc."

Item 7.  Financial Statements and Exhibits

(a) and (b) The following financial statements are filed with this report:

o Financial statements of Most Referred Real Estate Agents Inc. for the year ended December 31, 1999 (in Canadian dollars).

o Financial statements of Home Finders Realty Ltd. for the year ended December 31, 1999 and the three months ended December 31, 1998 (in Canadian dollars).

o Pro Forma financial statements giving effect to the acquisition by the Company of Most Referred Real Estate Agents, Inc. and Home Finders Realty Ltd.

(c)   Exhibits

      None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   August 9, 2000

                                  MARKETU INC.

                                       By:  /s/ William Coughlin
                                               William Coughlin, President

               Financial Statements of


               MOST REFERRED REAL ESTATE AGENTS INC.
               Year ended December 31, 1999
               (in Canadian Dollars)

AUDITORS' REPORT TO THE SHAREHOLDERS


We have audited the balance sheet of Most Referred Real Estate Agents Inc. as at December 31, 1999 and the statements of operations and deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1999 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

We have not audited, the balance sheet of Most Referred Real Estate Agents Inc. as at December 31, 1998 and the statements of operations and deficit and cash flows for the year then ended, and accordingly, we do not express an opinion on them.



"KPMG LLP"



Chartered Accountants


Abbotsford, British Columbia
March 16, 2000

MOST REFERRED REAL ESTATE AGENTS INC.
Balance Sheet

December 31, 1999, with comparative figures for 1998

--------------------------------------------------------------------------------
                                                       1999             1998
--------------------------------------------------------------------------------
                                                                 (Unaudited)

Assets

Current asset:
   Cash                                        $        375     $      4,069

Due from Home Finders Realty Ltd., a related
  company, without interest and terms of
  repayment                                          16,212           11,000

--------------------------------------------------------------------------------
                                               $     16,587     $     15,069
--------------------------------------------------------------------------------



Liabilities and Shareholder's Deficiency

Current liability:
   Accounts payable and accrued liability      $      2,073     $        160

Due to shareholders, without interest or fixed
  terms of repayment                                 16,558           16,558

Shareholder's deficiency:
   Share capital (Note 2)                               100              100
   Deficit                                           (2,144)          (1,749)
--------------------------------------------------------------------------------
                                                     (2,044)          (1,649)

--------------------------------------------------------------------------------
                                               $     16,587     $     15,069
--------------------------------------------------------------------------------


Approved by the Directors:


                                   Director
------------------------------


                                   Director
------------------------------


See accompanying notes to financial statements.

MOST REFERRED REAL ESTATE AGENTS INC.
Statement of Operations and Deficit

Year ended December 31, 1999, with comparative figures for 1998

--------------------------------------------------------------------------------
                                                       1999             1998
--------------------------------------------------------------------------------
                                                                 (Unaudited)

Revenue                                        $    197,485      $   645,716

Direct costs:
      Commissions                                         -          129,388
      Courier charges                                     -            8,316
      Credit card charges                                 -            9,953
      Supplies                                            -           10,638
      Telephone                                           -           89,875
      Wages and related costs                             -          151,439
      Web-site costs                                      -            6,386

--------------------------------------------------------------------------------
                                                          -          405,995

--------------------------------------------------------------------------------
                                                    197,485          239,721

Expenses:
   Accounting and legal                                   -              500
   Advertising and promotion                              -           23,222
   Bank charges and interest                            380            2,513
   Computer services                                      -            6,246
   Insurance                                              -              893
   Management fees                                  197,500            4,000
   Memberships and dues                                   -            2,246
   Office supplies                                        -           22,926
   Office rent                                            -            4,620
   Repairs and maintenance                                -            9,094
   Telephone                                              -              854
   Travel                                                 -            2,191
   Wages and benefits                                     -          150,232

--------------------------------------------------------------------------------
                                                    197,880          229,537

--------------------------------------------------------------------------------
Net income (loss)                                     (395)           10,184

Deficit, beginning of year                          (1,749)          (11,933)

--------------------------------------------------------------------------------
Deficit, end of year                           $    (2,144)      $    (1,749)
--------------------------------------------------------------------------------


See accompanying notes to financial statements.

MOST REFERRED REAL ESTATE AGENTS INC.
Statement of Cash Flows

Year ended December 31, 1999, with comparative figures for 1998

--------------------------------------------------------------------------------
                                                       1999             1998
--------------------------------------------------------------------------------
                                                                 (Unaudited)

Cash provided by (used in):

Operations:
   Net income (loss)                           $      (395)      $   10,184
   Item not involving cash:
     Management fees                               197,500                -
   Changes in non-cash operating working
     capital                                         1,913          (31,472)
--------------------------------------------------------------------------------
                                                   199,018          (21,288)

Financing:
   Advances to shareholders                              -           (3,159)
   Advances to Home Finders Realty Ltd.           (202,712)               -
--------------------------------------------------------------------------------
                                                  (202,712)          (3,159)

Investment:
   Proceeds on disposal of capital assets                -           25,345

--------------------------------------------------------------------------------
Change in cash and cash equivalents                 (3,694)             898

Cash and cash equivalents, beginning of year         4,069            3,171

--------------------------------------------------------------------------------
Cash and cash equivalents, end of year         $       375     $      4,069
--------------------------------------------------------------------------------

Supplementary cash flow information:
   Interest paid                               $        380     $     2,513
   Income taxes paid                           $          -     $         -



See accompanying notes to financial statements.

MOST REFERRED REAL ESTATE AGENTS INC.
Notes to Financial Statements

December 31, 1999

--------------------------------------------------------------------------------

General:

    The  Company  is  incorporated   under  the  laws  of  the  Canada  Business
    Corporation Act and its primary business activity is real estate referral services.

    From the commencement of operations in 1997 until September 30, 1998 the Company was providing a variety of services to real estate agents throughout North America. Effective October 1, 1998 the Company provides a referral service only.


1.  Significant accounting policies:

    (a) Accounting principles:

        These financial statements have been prepared in accordance with accounting principles generally accepted in Canada.

     (b)    Cash and cash equivalents:

        Cash and cash equivalents include all cash balances and highly liquid investments with an original maturity date of three months or less.

     (c)    Use of estimates:

        These financial statements have been prepared in accordance with Canadian generally accepted accounting principles in Canada which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.  Share capital:

--------------------------------------------------------------------------------
                                                            1999        1998
--------------------------------------------------------------------------------
                                                                 (Unaudited)

    Authorized:
      Unlimited shares of one class
    Issued:
      100 Shares                                     $       100 $       100
--------------------------------------------------------------------------------

MOST REFERRED REAL ESTATE AGENTS INC.
Notes to Financial Statements

December 31, 1999

--------------------------------------------------------------------------------


3.  Related party transactions:

    During the year ended December 31, 1999, the Company paid management fees to Home Finders Realty Ltd. totalling $197,500. These management fees were recorded at the exchange amount which is the amount established and agreed to by the related parties.

    On September 30, 1998, the Company transferred to Home Finders Realty Ltd., a company owned by the shareholders of Most Referred Real Estate Agents Inc., the rights to an extensive market survey which formed the basis for a portion of the business carried out by the Company up until that date. This transfer was made to satisfy certain requirements of the Real Estate Act in the Province of British Columbia. The consideration given to the Company was an undertaking to receive certain shares of Home Finders Realty Ltd. During the year ended December 31, 1999, Home Finders Realty Ltd. issued 400 Class E preferred shares to the Company. These shares were redeemed prior to December 31, 1999 as part of this series of transactions.


4.  Comparative figures:

    Certain of the 1998 comparative figures have been reclassified to conform with the financial presentation adopted in 1999.


 5. Year 2000 Issue:

    The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 and 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the Year 2000 Issue that may affect the entity, including those related to customers, suppliers, or other third parties, have been fully resolved.

               Financial Statements of


               HOME FINDERS REALTY LTD.
               (dba MOST REFERRED PROFESSIONALS)

               Year ended December 31, 1999 and three months ended December 31, 1998 (in Canadian Dollars)

AUDITORS' REPORT TO THE SHAREHOLDERS


We have audited the balance sheets of Home Finders Realty Ltd. (dba Most Referred Professionals) as at December 31, 1999 and 1998 and the statements of operations and deficit and cash flows for the year ended December 31, 1999 and the three month period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1999 and 1998 and the results of its operations and its cash flows for the year ended December 31, 1999 and the three month period ended December 31, 1998 in accordance with Canadian generally accepted accounting principles. As required by the Company Act (British Columbia), we report that, in our opinion, these principles have been applied on a consistent basis.



"KPMG LLP"


Chartered Accountants


Abbotsford, British Columbia
February 28, 2000

HOME FINDERS REALTY LTD.
(dba MOST REFERRED PROFESSIONALS)
Balance Sheets

December 31, 1999 and 1998

--------------------------------------------------------------------------------
                                                       1999             1998
--------------------------------------------------------------------------------

Assets

Current assets:
   Cash                                        $     13,525      $     15,624
   Accounts receivable                                2,665                 -
   Prepaid expenses                                     750                 -
--------------------------------------------------------------------------------
                                                     16,940            15,624

Security deposit                                      5,298                 -

Due from shareholders, without interest and no
  specific terms of repayment                         4,439               100

Capital assets (Note 2)                              50,080            44,100

Deferred costs (Note 3)                              80,000                 -

Incorporation costs                                     920               920

--------------------------------------------------------------------------------
                                               $    157,677      $     60,744
--------------------------------------------------------------------------------

Liabilities and Shareholders' Deficiency

Current liabilities:
   Accounts payable and accrued liabilities    $     66,065      $     56,773
   Accrued wages and benefits                        20,963                 -
--------------------------------------------------------------------------------
                                                     87,028            56,773

Promissory note payable (Note 4)                     80,000                 -

Due to related parties (Note 5)                      90,917            11,000

Due to shareholders                                       -            34,746

Shareholders' deficiency:
   Share capital (Note 6)                               400               200
   Deficit                                         (100,668)          (41,975)
--------------------------------------------------------------------------------
                                                   (100,268)          (41,775)

--------------------------------------------------------------------------------
                                               $    157,677      $     60,744
--------------------------------------------------------------------------------

Approved by the Director:


                                   Director
------------------------------

See accompanying notes to financial statements.

HOME FINDERS REALTY LTD.
(dba MOST REFERRED PROFESSIONALS)
Statements of Operations and Deficit

Year ended December 31, 1999 and the three months ended December 31, 1998

--------------------------------------------------------------------------------
                                                      Year         Three months
                                                     ended            ended
                                                December 31         December 31
                                                       1999            1998
--------------------------------------------------------------------------------

Revenue:
      Sales revenue                            $    577,215      $   150,961
      Management fees (Note 7)                      197,500                -
      Interest                                          298                -
--------------------------------------------------------------------------------
                                                    775,013          150,961

Direct costs:
      Commissions                                   159,816           30,437
      Courier charges                                 4,604              801
      Credit card charges                            12,627            2,713
      Supplies                                          224            1,226
      Telephone                                      56,104           24,228
      Wages and benefits                             41,988           16,071
      Web-site costs                                 24,138            3,634
--------------------------------------------------------------------------------
                                                    299,501           79,110
--------------------------------------------------------------------------------
                                                    475,512           71,851

Expenses:
      Advertising and promotion                      19,079            6,975
      Amortization                                   31,022            3,754
      Automotive                                      4,590            2,189
      Bank charges and interest                       7,020            1,804
      Computer services                              13,582            2,982
      Insurance                                       4,056              196
      Management fees                                43,000           45,000
      Membership and dues                             7,039            1,080
      Office rent                                    24,513            2,895
      Office supplies                                17,869            1,927
      Professional fees                              26,497            1,050
      Repairs and maintenance                        11,863                -
      Telephone                                       6,175              985
      Travel                                         12,144            6,039
      Wages and benefits                            285,756           36,950
--------------------------------------------------------------------------------
                                                    514,205          113,826

--------------------------------------------------------------------------------
Loss                                               (38,693)         (41,975)

Deficit, beginning of period                       (41,975)               -

Dividends paid                                     (20,000)               -

--------------------------------------------------------------------------------
Deficit, end of period                         $  (100,668)     $   (41,975)
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

HOME FINDERS REALTY LTD.
(dba MOST REFERRED PROFESSIONALS)
Statements of Cash Flows

Year ended December 31, 1999 and the three months ended December 31, 1998

--------------------------------------------------------------------------------
                                                      Year         Three months
                                                     ended             ended
                                                December 31         December 31
                                                       1999             1998
--------------------------------------------------------------------------------

Cash provided by (used in):

Operations:
   Loss                                        $   (38,693)       $  (41,975)
   Items not involving cash:
     Depreciation                                   31,022             3,754
     Management fee income                        (197,500)                -
   Changes in non-cash operating working
     capital                                       (53,162)           56,773
--------------------------------------------------------------------------------
                                                  (258,333)           18,552

Financing:
   Advance to (from) shareholders                  (39,085)           34,646
   Advanced to related party                       277,417            11,000
   Incorporation costs                                   -              (920)
   Proceeds on promissory note                      80,000                 -
   Issue of share capital                              200               200
--------------------------------------------------------------------------------
                                                   318,532            44,926

Investments:
   Purchase of capital assets                      (37,000)          (47,854)
   Increase in security deposit                     (5,298)                -
--------------------------------------------------------------------------------
                                                   (42,298)         (47,854)

Dividends paid                                     (20,000)               -

--------------------------------------------------------------------------------
Increase (decrease) in cash position                (2,099)           15,624

Cash and cash equivalents, beginning of period       15,624                -

--------------------------------------------------------------------------------
Cash and cash equivalents, end of period       $     13,525     $     15,624
--------------------------------------------------------------------------------

Supplementary cash flow information:
   Interest paid                               $      1,883         $   100
   Income taxes paid                           $          -         $     -


See accompanying notes to financial statements.

HOME FINDERS REALTY LTD.
(dba MOST REFERRED PROFESSIONALS)
Notes to Financial Statements

December 31, 1999 and 1998

--------------------------------------------------------------------------------

General:

    The Company is incorporated under the laws of British Columbia and its primary business activities are to market, via the internet, real estate referral services, and to provide related management services.

1.  Significant accounting policies:

    (a) Accounting principles:

        These financial statements have been prepared in accordance with Canadian accounting principles generally accepted in Canada.

     (b)    Capital assets:

        Capital assets are recorded at cost. Amortization has been provided on the declining balance basis at the following rates:

                  Office equipment                           20%
                  Automotive equipment                       30%
                  Computer hardware                          30%
                  Computer software                         100%

     (c)    Deferred costs:

        Costs directly related to the Company's corporate reorganization and proposed combination with a United States based publicly traded company are deferred and will be amortized over the expected period of future benefit.

    (d) Cash and cash equivalents:

        Cash and cash equivalents include all cash balances and highly liquid investments with an original maturity date of three months or less.

     (e)    Use of estimates:

        These financial statements have been prepared in accordance with generally accepted accounting principles in Canada which required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

HOME FINDERS REALTY LTD.
(dba MOST REFERRED PROFESSIONALS)
Notes to Financial Statements

December 31, 1999 and 1998

--------------------------------------------------------------------------------
2.  Capital assets:

--------------------------------------------------------------------------------
                                                            1999        1998
--------------------------------------------------------------------------------
                                         Accumulated    Net book    Net book
                                Cost     amortization       value       value
--------------------------------------------------------------------------------

    Automotive               $ 10,665     $ 3,760        $ 6,905     $ 9,865
    Computer equipment         37,044      12,271         24,773      17,067
    Computer software          14,666      14,666              -       6,333
    Office equipment           23,760       5,358         18,402      10,835

--------------------------------------------------------------------------------
                             $ 86,135     $36,055        $50,080     $44,100
--------------------------------------------------------------------------------


3.  Deferred costs:

    As at December 31, 1999 the Company incurred $80,000 (1998 - nil) in legal and other costs directly related to the Company's corporate reorganization and proposed combination with a United States based publicly traded company.


4.  Promissory note payable:

    The promissory note payable bears interest at 10% per annum, without specified terms of repayment and is secured by a general security agreement.

    Interest on this note is 8.5% until December 1, 2000, thereafter 10%.

--------------------------------------------------------------------------------
                                                            1999        1998
--------------------------------------------------------------------------------

    Promissory note                                      $ 80,000       $  -
--------------------------------------------------------------------------------

HOME FINDERS REALTY LTD.
(dba MOST REFERRED PROFESSIONALS)
Notes to Financial Statements

December 31, 1999 and 1998

--------------------------------------------------------------------------------
5.  Due to related parties:

--------------------------------------------------------------------------------
                                                            1999        1998
--------------------------------------------------------------------------------

    AMRR.com Inc.                                    $    73,855        $  -

    Due to Most Referred Real Estate Agents Inc.          17,062      11,000

--------------------------------------------------------------------------------
                                                     $    90,917    $ 11,000
--------------------------------------------------------------------------------

    These advances are unsecured, without interest and have no specific terms of repayment.

    The Company's president is a shareholder and director of both Most Referred Real Estate Agents Inc. and AMRR.com Inc.


6.  Share capital:

--------------------------------------------------------------------------------
                                                            1999        1998
--------------------------------------------------------------------------------

    Authorized:
      1,000 Class A common voting shares, par value of $1
      1,000 Class B common voting shares, par value of $1
      1,000 Class C preference shares, par value of $100
      100,000 Class D common voting shares, par value of $.01
      100,000 Class E non-voting preference shares, par
         value of $.01
      100,000 Class F non-voting preference shares,
        par value of $.01
      100,000 Class G non-voting preference shares, par
       value of $.01
    Issued:
      100 Class A common shares                      $       100 $       100
      100 Class B common shares                              100         100
      20,000 Class D common shares (1998 - nil)              200          -

--------------------------------------------------------------------------------
                                                     $       400 $       200
--------------------------------------------------------------------------------

HOME FINDERS REALTY LTD.
(dba MOST REFERRED PROFESSIONALS)
Notes to Financial Statements

December 31, 1999 and 1998

--------------------------------------------------------------------------------

6.  Share capital (continued):

    During the year ended December 31, 1999, the Company altered its authorized share capital to include 100,000 Class D common shares, 100,000 Class E preference shares, 100,000 Class F preference shares and 100,000 Class G preference shares. Also during the year ended December 31, 1999, the Company issued and redeemed 400 Class E shares and issued 20,000 Class D shares.


7.  Related party transactions:

    During the year ended December 31, 1999 the Company received management fees from Most Referred Real Estate Agents Inc. totalling $197,500. These management fees were recorded at the exchange amount which is the amount established and agreed to by the related parties.

    On September 30, 1998, Most Referred Real Estate Agents Inc., a company owned by the shareholders of Home Finders Realty Ltd., transferred the rights to an extensive market survey which forms the basis for the business currently being carried on by the Company. This transfer was made to satisfy certain requirements of the Real Estate Act in the Province of British Columbia.

    The consideration given by the Company was an undertaking to issue certain, as yet unauthorized, shares from its treasury. During the year ended December 31, 1999, the Company completed this transaction and, accordingly the Company has altered the authorized capital of the Company to include four new classes of shares as follows:

            100,000 Class D common voting shares with a par value of $.01 each

            100,000 Class E preference shares with a par value of $.01 each

            100,000 Class F non-voting preference shares with a par value of $.01 each

            100,000 Class G non-voting preference shares with a par value of $.01 each

    During the year ended December 31, 1999, the Company issued and redeemed 400 Class E preferred shares and issued 20,000 Class D common shares as part of this series of transactions.

    The vendor company had expensed all the costs of conducting the survey and as a consequence the survey had no carrying amount. Canadian generally accepted accounting principles require that such transfers between related parties be recorded at the carrying amount. Consequently, the transaction has no effect on the amounts reported in these financial statements other than the change in authorized share capital and the issue of 20,000 Class D common shares.

HOME FINDERS REALTY LTD.
(dba MOST REFERRED PROFESSIONALS)
Notes to Financial Statements

December 31, 1999 and 1998

--------------------------------------------------------------------------------

8.  Comparative figures:

    Certain of the 1998 comparative figures have been reclassified to conform with the financial statement presentation adopted in 1999.


 9. Fair value of financial instruments:

    For certain of the Company's financial instruments including accounts receivable, accounts payable and accrued liabilities and accrued wages and benefits, the carrying amounts approximate fair value due to the immediate or short-term maturity of these financial instruments.

    The fair market value of the balance due from shareholders and the balance due to related parties is not determinable since there are no specific terms of repayment.


10. Year 2000 Issue:

    The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the Year 2000 Issue that may affect the entity, including those related to customers, suppliers, or other third parties, have been fully resolved.

                       NORTH AMERICAN RESORT & GOLF, INC.

           INTRODUCTION TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

           AS AT APRIL 30, 2000, AND FOR THE YEAR ENDED JULY 31, 1999
                      AND NINE MONTHS ENDED APRIL 30, 2000
                            (Stated in U.S. Dollars)


The following unaudited pro-forma consolidated balance sheet, pro-forma consolidated statements of operations and explanatory notes give effect to the acquisition of Home Finders Realty Ltd. and Most Referred Real Estate Agents Inc. by North American Resort & Golf, Inc. Since the transaction resulted in the former shareholders of Home Finders Realty Ltd. and Most Referred Real Estate Agents Inc. owning the majority of the issued shares of North American Resort & Golf, Inc., the transaction, which is referred to as a "reverse take-over", has been treated for accounting purposes as an acquisition by Home Finders Realty Ltd. and Most Referred Real Estate Agents Inc. of the net and liabilities of North American Resort & Golf, Inc.

The pro-forma consolidated balance sheet, pro-forma consolidated statements of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. This pro-forma consolidated balance sheet and these pro-forma consolidated statements of operations have been prepared utilizing the historical financial statements of North American Resort & Golf, Inc., Home Finders Realty Ltd. and Most Referred Real Estate Agents Inc., and should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.

These pro-forma consolidated statements of operations have been prepared as if the "reverse take-over" had been consummated on August 1, 1998 under the purchase method of accounting and carried through to April 30, 2000. The pro-forma balance sheet has been prepared as if the acquisition was consummated on April 30, 2000.

This pro-forma financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the "reverse take-over" transaction occurred at the beginning of the fiscal period presented, nor are they necessarily indicative of the results of future operations.

                       NORTH AMERICAN RESORT & GOLF, INC.

                      PRO-FORMA CONSOLIDATED BALANCE SHEET

                                 APRIL 30, 2000
                            (Stated in U.S. Dollars)



--------------------------------------------------------------       -----------
                                               MOST
                                             REFERRED
                        NORTH       HOME       REAL
                       AMERICAN   FINDERS     ESTATE
                       RESORT &    REALTY     AGENTS
                      GOLF, INC.    LTD.       INC.    ADJUSTMENTS    PRO-FORMA
----------------------------------------------------------------     -----------

ASSETS

Current
  Cash                $   6,097  $   1,650  $   -                     $   7,747
  Accounts receivable      -         4,489      -      $  (9,745)(b)      4,489
  Note receivable        93,024       -        9,745     (93,024)(b)          -
  Loan receivable        50,000       -         -                        50,000
  Due from                 -        87,110      -                        87,110
  shareholders
  Prepaid expenses         -         4,708      -                         4,708
                      ---------------------------------              -----------
                        149,121     97,957     9,745                    154,054

Capital Assets             -        32,434      -                        32,434
                      ---------------------------------              -----------

                      $ 149,121  $ 130,391  $  9,745                  $ 186,488
=======================================================              ===========

LIABILITIES

Current
  Accounts payable    $  35,601  $  61,440  $   -         (9,745)(b)  $  97,041
  Due to related           -        69,658    10,893       9,745 (b)     70,806
  parties
  Notes payable            -       162,956      -        (93,024)(b)     69,932
                      ---------------------------------              -----------
                         35,601    294,054    10,893                    237,779
                      ---------------------------------              -----------

Share Capital
  Common shares         286,680        300       100     (286,680)(a)       400
  Series A preferred
   shares                  -          -         -        113,520  (a)   113,520

Cumulative                 -        (1,843)     -                        (1,843)
Translation

Deficit                 (173,160)  (162,120)  (1,248)    173,160  (a)  (163,368)
                      ---------------------------------                ---------
                        113,520    (163,663)  (1,148)             (a)   (51,291)
                      ---------------------------------                ---------

                      $ 149,121  $ 130,391  $  9,745                  $ 186,488
=======================================================              ===========

                       NORTH AMERICAN RESORT & GOLF, INC.

                 PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                        NINE MONTHS ENDED APRIL 30, 2000
                            (Stated in U.S. Dollars)



---------------------------------------------------------------    ------------
                                         MOST
                 NORTH       HOME      REFERRED
                AMERICAN    FINDERS      REAL
                RESORT &    REALTY      ESTATE
               GOLF, INC.    LTD.        LTD.     ADJUSTMENTS       PRO-FORMA
---------------------------------------------------------------    ------------

Revenue        $     -    $  407,833  $ 117,818  $  (117,818)  (c) $   407,833

Direct Costs         -       148,383       -                           148,383
               ----------------------------------                  ------------
                     -       259,450    117,818                        259,450

Expenses          61,940     366,455    117,818     (117,818)  (c)     428,395
               ----------------------------------                  ------------

Net Loss       $ (61,940) $ (107,005) $    -                       $  (168,945)
=================================================                  ============


Net Loss Per Share                                                 $     (0.02)
                                                                   ============


Weighted Average Number Of Shares Outstanding                       9,159,858
                                                                   ============

                       NORTH AMERICAN RESORT & GOLF, INC.

                 PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                            YEAR ENDED JULY 31, 1999
                            (Stated in U.S. Dollars)



----------------------------------------------------------------    -----------
                                      MOST
                   NORTH       HOME     REFERRED
                  AMERICAN   FINDERS      REAL
                  RESORT &    REALTY     ESTATE
                 GOLF, INC.    LTD.       LTD.     ADJUSTMENTS      PRO-FORMA
----------------------------------------------------------------    -----------

Revenue          $    -     $ 383,343  $ 246,240  $ (68,046)    (c) $ 561,537

Direct Costs          -       151,027     90,221                      241,248
                 ---------------------------------                  -----------
                      -       232,316    156,019                      320,289

Expenses            8,783     208,447    154,047    (68,046)    (c)   303,231
                 ---------------------------------                  -----------

Net Income
  (Loss)         $ (8,783)  $  23,869  $   1,972                    $  17,058
==================================================                  ===========


Net Income (Loss) Per Share                                         $    0.01
                                                                    ===========


Weighted Average Number Of Shares Outstanding                       9,052,200
                                                                    ===========

                       NORTH AMERICAN RESORT & GOLF, INC.

          NOTES AND ASSUMPTIONS TO THE UNAUDITED CONSOLIDATED PRO-FORMA
              BALANCE SHEET AND PRO-FORMA STATEMENTS OF OPERATIONS

          YEAR ENDED JULY 31, 1999 AND NINE MONTHS ENDED APRIL 30, 2000
                            (Stated in U.S. Dollars)



1. ORGANIZATION AND BASIS OF PRESENTATION

      The unaudited pro-forma consolidated balance sheet and consolidated statements of operations have been prepared based on historical financial information, using U.S. generally accepted accounting principles of North American Resort & Golf, Inc., Home Finders Realty Ltd. and Most Referred Real Estate Agents Inc., for the year ended July 31, 1999 and for the nine months ended April 30, 2000, considering the effects of the reverse take-over transaction as if the transaction was completed effective August 1, 1998 in the case of the pro-forma consolidated statements of operations, and effective April 30, 2000 in the case of the pro-forma consolidated balance sheet.


2. ASSUMPTION

      The number of shares used in the  calculation  of the pro-forma net income
(loss) per share data is based on the weighted average number of shares outstanding during the period adjusted to give effect to shares assumed to be issued, had the transaction referred to above been consummated August 1, 1998.


3. PRO-FORMA ADJUSTMENTS

(a)   Record the reverse take-over transaction
(b)   Eliminate intercompany balances
(c)   Eliminate intercompany management fees